UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03101

     CALVERT TAX-FREE RESERVES
(Exact name of registrant as specified in charter)

     4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

     William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Year ended December 31, 2010

---------------------------------------------------------------------------------------

Item 1. Report to Stockholders.

INFORMATION REGARDING CALVERT OPERATING COMPANY

NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies will be renamed as indicated:

Current Company Name	Company Name on 4/30/11	Company Description

Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each
operating company listed
below

Calvert Asset Management	Calvert Investment	Investment advisor to the
Company, Inc.	Management, Inc.	Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors,	Principal underwriter
	Inc.	and distributor for the
Calvert Funds

Calvert Administrative	Calvert Investment	Administrative services
Services Company	Administrative Services, Inc.	provider for the Calvert
Funds

Calvert Shareholder	Calvert Investment Services,	Shareholder servicing
Services, Inc.	Inc.	provider for the Calvert
Funds

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TABLE
OFCONTENTS

2 President’s Letter

5 Portfolio Management Discussion

14 Shareholder Expense Example

16 Report of Independent Registered Public Accounting Firm

17 Statements of Net Assets

34 Notes to Statements of Net Assets

35 Statements of Operations

36 Statements of Changes in Net Assets

39 Notes to Financial Statements

50 Financial Highlights

54 Explanation of Financial Tables

56 Proxy Voting

56 Availability of Quarterly Portfolio Holdings

56 Basis for Board’s Approval of Investment Advisory Contract

62 Trustee and Officer Information Table

Dear Shareholder:

The financial markets ended the year with a resurgence of strength and increased investor confidence, although the course of the year was uneven with high levels of market volatility. During the 12-month reporting period, the U.S. markets seemed to try to strike a balance between concerns about a double-dip recession, European sovereign debt, and a high jobless rate on the negative side, and corporate strength, a deleveraging consumer, and fiscal stimulus on the positive side.

After a strong start to 2010, investor worries about the European debt crisis and a double dip in the U.S. economy grew during the spring and summer months. The devastating April 20 Gulf of Mexico oil spill—followed by the May 6 “flash crash” in the stock market—also contributed to investor pessimism and an ensuing flight to safety. As a result, assets flowed into Treasuries and other more conservative asset classes once again.

As the year progressed, concerns about the pace of economic recovery led Federal Reserve (Fed) Chairman Ben Bernanke to deliver his now-famous Jackson Hole speech, leading to a second round of quantitative easing (QE2) in November. These measures, along with the extension of the Bush-era tax cuts for all income levels, served to reassure the markets and investors. As fears about a double-dip recession and deflation receded, consumer spending increased and the markets rallied at year-end.

Fixed-Income Markets Hold Steady in Risk-Averse Climate

Returns for fixed-income investments remained on solid footing overall for the 12-month period, with the Barclays Capital U.S. Aggregate Index up 6.54% for the year. High-yield corporate bonds, as measured by the Barclays Capital U.S. High Yield Index, have had two strong back-to-back years, buoyed by strong corporate earnings, lower default expectations, and increasing evidence of a sustainable U.S. economic recovery. For the year as a whole, bond yields moved lower, with the 10-year Treasury yield dropping from 3.85% to 3.30%.

Money-market returns continued to reflect near-zero interest rates, in line with the federal funds target rate of 0% to 0.25%. This environment of low interest rates presented an ongoing challenge for income-dependent investors.

In the municipal bond arena, growing reports of state and local government credit issues, along with uncertainty about the renewal of the Build America Bonds program (now ended), led to restrained demand and returns for municipal bonds in 2010. The Barclays Capital Municipal Bond Index advanced 2.4%

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for the 12-month reporting period despite a sharp downward turn in the fourth quarter.

Our Fund Strategies

We believe it’s important for Calvert fixed-income investors to note that while our Funds’ investment objectives are conservative, we employ active management strategies. For example, while we do not try to time the direction or level of interest rates, our Fund managers constantly assess the risk/return tradeoffs in the market. Currently, the portfolios are defensively positioned, with shorter-than-benchmark durations1 and allocations to variable-rate instruments as a hedge against the potential for higher short-term rates.

Looking ahead, we believe the latest data indicate the U.S. economy is well along the path to recovery as a result of strong corporate earnings, vigorous top-line business growth, and increasingly positive consumer sentiment. In our view, the bond market’s biggest challenges may revolve around political and regulatory uncertainties that could affect economic growth. A revised Congressional agenda and the end of quantitative easing in the spring of 2011 also represent unknown territory.

In this environment, our fixed-income management team’s more than 20 years of experience in diverse market cycles, along with their active management strategies, may prove to be vital portfolio tools.

Review Your Portfolio Allocations

While we are optimistic about the prospects for economic recovery in the year ahead, we also believe market volatility is likely to continue. Accordingly, it may be a sound strategy to include a range of fixed-income investments in your portfolio. Meet with your financial advisor to discuss your current allocations to ensure that they are appropriate given your financial goals, investment time horizon, and the current market outlook.

Be sure to visit our website, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals.

As noted elsewhere in this report, the Calvert operating companies that provide services to the Funds will change their names effective April 30, 2011. As part of the changes, Calvert Group, Ltd. will be known as Calvert Investments, Inc., and the Funds’ advisor, Calvert Asset Management Company, Inc., will be known as Calvert Investment Management, Inc.

www.calvert.com CALVERT TAX-FREE RESERVES FUND ANNUAL REPORT 3

As always, we appreciate your investing with Calvert.

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
January 2011

1 Duration measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in price for a given change in interest rates.

Bond funds are subject to interest rate risk. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities.

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Portfolio
Management
Discussion

Thomas A. Dailey
of Calvert Asset Management
Company

Performance

For the 12-month period ended December 31, 2010, Calvert Tax-Free Reserves Money Market Portfolio Class O shares returned 0.01%. Its benchmark index, the Lipper Tax Exempt Money Market Funds Average, returned 0.03% for the same period.

Investment Climate

During 2010, bond yields moved in three distinct phases. In the first phase, yields on benchmark 10-year Treasury notes held steady at about 3.8% during the first quarter, despite the fact that economic growth decelerated from 5.0% to 3.7%.1 Markets seemed to expect that the Federal Reserve (Fed) would end its super-easy monetary policy later in the year.

Phase two began in the spring when the U.S. economy stumbled, growing by just 1.7% during the second quarter. A crisis among weaker euro-zone government-debt issuers—Greece, in particular—and financial institutions sparked concern that another global financial market panic could be imminent. Markets calmed after European Union governments and the European Central Bank announced a $146 billion bail-out for Greece and debt-purchase programs designed to support peripheral euro-zone countries. From April through October, the 10-year Treasury yield slid from above 4.0% to about 2.3%.2 Bond returns were strong, especially for investment-grade and high-yield corporate bonds and commercial mortgage-backed securities.

Phase three was triggered in early November, when the Fed announced a $600 billion round of Treasury purchases (also called quantitative easing). In early December, markets were surprised by a sizable round of fiscal stimulus. This

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monetary and fiscal support quickly created expectations for improved economic growth and a larger federal deficit (financed by Treasury debt) in 2011. In response, bond yields surged during the fourth quarter. Most major sectors of the bond market, including Treasuries and investment-grade corporate bonds, posted losses for the fourth quarter.3 Municipal bonds also were affected when a crush of new issues came to market late in the year in an effort to beat the December 31 expiration date for the federal Build America Bonds program.

During 2010, all major taxable bond market sectors posted positive returns as yields finished mostly lower. The yield on 10-year Treasuries, for example, fell by 55 basis points.4 Three-month Treasury bills yielded 0.12% at the end of the year. Money-market rates remained near zero percent as the Fed kept the target federal funds rate at that level. Although money market rates have reached extremely low levels, the total net assets of both taxable and tax-exempt money market funds was $2.8 trillion5 as of December 2010.

Americans experienced disinflation, a slowdown in the rate of inflation, in 2010 as the core inflation rate fell to 0.8% from 1.8% in 2009.6 Economic growth firmed during the year, reaching a 2.6% annualized pace during the third quarter and holding steady during the fourth quarter.7

Portfolio Strategy

In keeping with the portfolio’s objectives of principal preservation and liquidity, we primarily invested in municipal variable-rate demand notes, liquid high-grade cash-flow notes, and pre-refunded tax-exempt municipal notes with maturities of up to one year. The issuers of pre-refunded notes escrow proceeds from the notes in securities issued by the U.S. Treasury and/or government-related agencies. Our use of variable-rate demand notes, most of which reset to market rates each week, provided the Portfolio with much desired liquidity.

Our portfolio, like all money market funds, is subject to stringent Rule 2a-7 guidelines, which were established under the Investment Company Act of 1940 and influence credit quality, maturity, and liquidity standards for money market funds. Calvert applies additional diversification guidelines to further limit risk.

Outlook

Looking ahead, we expect the U.S. economy to recover to its pre-recession size in terms of dollars in early 2011 and grow modestly from there. The GDP growth rate experienced since the recession ended in mid-2009 has been below

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Calvert Money Market Portfolio

December 31, 2010

Investment Performance (total return at nav*)

	6 Months	12 Months
	Ended	Ended
	12/31/10	12/31/10
Class O	0.005%	0.01%
Lipper Tax-Exempt
Money Market
Funds Average	0.02%	0.03%

Average Annual Total Returns

One year	0.01%
Five year	1.55%
Ten year	1.40%

7-Day Simple/EffectIve Yield

7-day simple yield	0.01%
7-day effective yield	0.01%

% of Total
Investment AllocatIon	Investments
Municipal Variable Rate
Demand Notes	87%
Other Municipal Notes	13%
Total	100%

Weighted Average MaturIty
12/31/10	12/31/09
27 days	17 days

the rates experienced at comparable points in time after prior deep recessions. This recovery is particularly slow due to excessive indebtedness. Continued debt reduction in the private sector, especially among households, and the drag created by the struggling housing market will tend to slow the pace of growth. In this environment, inflation is likely to remain below-average for quite some time. On the positive side, U.S. corporations are emerging in good shape as they avoided taking on excessive debt in the latter half of the last decade. In addition, the lower dollar has helped U.S.-based exporters. Interest rates are up from the extraordinarily low levels of early 2010, but they remain quite low by historical standards and credit markets are functioning smoothly.

In 2011, barring another debt crisis, we do not expect to see additional easing by the Fed. Once the current round of Treasury purchases has been completed, we expect the Fed

*Total return assumes reinvestment of dividends. The performance data shown represents past performance and does not guarantee future results. Investment return will fluctuate so that current performance may be lower or higher than the performance data quoted. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Visit www. calvert.com for current performance data.

** Total return is not annualized for periods of one year or less.

www.calvert.com CALVERT TAX-FREE RESERVES FUND ANNUAL REPORT 7 to move to the sidelines. With low inflation, excess slack in the economy, and a high unemployment rate, we do not expect the Fed to hike the federal funds rate. The Fed may start draining excess reserves from the system later in the year, if all goes well. Risks to growth remain, however, as economies in developed countries struggle to control and reduce government and household debt levels.

In late 2010, the Fed’s Board of Governors released a statement indicating that economic conditions are likely to warrant exceptionally low levels for the federal funds rate for an extended period. As a result, money market yields are likely to remain at historic lows for some time. When short-term money market rates eventually do begin to increase, the variable-rate demand notes held in the portfolio should react immediately, helping our investors benefit as quickly as possible from changes in short-term rates.

January 2011

1 Bureau of Economic Analysis

2 Interest rate data source: Federal Reserve

3 Barclays Capital fixed-income indices

4 A basis point is 0.01 percentage points.

5 Source: IMoneyNet

6 Bureau of Labor Statistics. The 2010 figure is the November year-over-year change in the core CPI.

7 Based on the consensus estimate from the Wall Street Journal survey of forecasters as of early January.

www.calvert.com CALVERT TAX-FREE RESERVES FUND ANNUAL REPORT 8

Portfolio	Calvert Tax-Free
ManageMent	Bond Fund
Discussion	December 31, 2010

	Investment Performance
	(total return at nav*)
	6 months		12 months
Thomas A.	ended		ended
Dailey of	12/31/10		12/31/10
Calvert Asset	Class A	-1.74%	-0.13%
Management	Barclays Capital
Company	Municipal Bond
	Index	-0.90%	2.38%
	Lipper General Muni
	Debt Funds Average	-1.25%	-1.72%
Performance
	% of Total
For the 12-month period ended	EconomIc sectors	Investments
December 31, 2010, Calvert Tax-	Bond Bank		0.6%
Free Bond Fund (Class A shares at	Education		3.7%
NAV) returned -0.13%. Its bench-	Electric		3.4%
mark index, the Barclays Capital	Health / Hospital		14.9%
Municipal Bond Index, returned	Higher Education		8.7%
2.38% for the same period. The	Housing		5.0%
fund’s relatively short duration	Industrial Development
during the first nine months of	Revenue / Pollution Control
the year and its heavy weighting in	Revenue		7.6%
high-quality bonds both detracted	Lease / Certificate of Participation		0.9%
from relative performance over the	Local General Obligation		16.7%
full year.	Other Revenue		4.9%
	Other Transportation		2.2%
	Prerefunded / Escrow to Maturity		6.8%
Investment Climate	Special Tax		3.1%
	State General Obligation		7.8%
Interest rates in the municipal bond	Transportation		4.5%
market were volatile during 2010.	Water & Sewer		9.2%
During the first nine months of	Total		100%
the year, rates for short- and long-
term municipal bonds declined by
about 30 basis points.[1] The decline
in rates was largely due to lower-	*Total Return at NAV does not reflect the deduction
than-expected issuance of long-term	of the Portfolio’s maximum front-end sales charge of
	3.75% and assumes reinvestment of dividends.

www.calvert.com CALVERT TAX-FREE RESERVES FUND ANNUAL REPORT 9 tax-exempt bonds as well as the Treasury market rally.

During the fourth quarter, municipal bond rates rose precipitously for a variety of reasons, including a crush of new bonds that came to market as issuers raced to beat the December 31 expiration date for the federal Build America Bonds program. The Bush tax cut extension, year-end tax-related selling, redemptions resulting from headline municipal risk, and rising Treasury rates also affected the municipal market during the fourth quarter. Yields on AAA-rated municipal bonds with maturities of about three years finished the year roughly 25 basis points higher than they started it, while yields on longer-term bonds with maturities in the 20- to 30-year range rose by roughly 50 basis points over the full year.

Americans experienced disinflation in 2010 as the core inflation rate fell to 0.8% from 1.8% in 2009.2 Economic growth firmed during the year, reaching a 2.6% annualized pace during the third quarter and holding steady during the fourth quarter.3

Calvert Tax-Free Bond Fund
December 31, 2010
Average Annual Total Returns

Class A	(WIth max. load)
One year		-3.95%
Five year		1.15%
Ten year		3.10%

EffectIve DuratIon
	12/31/10	12/31/09
	7.33 years	5.91 years

Monthly Dividend Yield
	12/31/10	12/31/09
	3.10%	2.94%

SEC Yield
	30 Days ended
	12/31/10	12/31/09
	3.15%	3.02%

Portfolio Strategy

The fund’s zero-coupon, high-coupon (above 5.50%), and short-duration (six years and less) bonds helped relative performance during the year, as did its positions in transportation revenue and public power electric revenue bonds.

However, the positive contributions of these holdings were offset by weaker performance in three areas of the portfolio during 2010. First, the fund had more exposure to higher-quality bonds than the benchmark index. This hurt its relative performance as lower-rated bonds performed well during much of the year. Second, the fund had a shorter duration than the benchmark index, which hurt relative performance when bond interest rates fell during the first nine months of the year.

www.calvert.com CALVERT TAX-FREE RESERVES FUND ANNUAL REPORT 10

Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods. The results shown reflect the deduction of the maximum front-end sales charge of 3.75% and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s/Portfolio’s distributions or the redemption of the Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 0.92%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s/ Portfolio’s operating expenses.

www.calvert.com CALVERT TAX-FREE RESERVES FUND ANNUAL REPORT 11

Duration is a measure of a portfolio’s sensitivity to changes in interest rates. The longer the duration, the greater the change in price relative to interest rate movements. Finally, the prices of several non-performing bonds in the portfolio were marked down during the year, which also contributed to the portfolio’s under-performance.

As municipal bond rates increased during the fourth quarter, we took advantage of the opportunity to selectively add high-quality securities to the portfolio. The new additions offered attractive yields that were, in some cases, nearly 110% of U.S. Treasury rates. This opportunity is rare, historically, and reflects the technical factors affecting volatility in the municipal market. By adding the new securities, we extended the portfolio’s duration beyond that of the benchmark index late in the fourth quarter, and we increased the fund’s tax-exempt income, which may have a positive effect on its total return over time.

Outlook

Looking ahead, the U.S. economy should recover to its pre-recession size in terms of dollars in early 2011 and grow modestly from there. The GDP growth rate experienced since the recession ended in mid-2009 has been below the rates experienced at comparable points in time after prior deep recessions. This recovery is particularly slow due to excessive indebtedness. Continued debt reduction in the private sector, especially among households, and the drag created by the struggling housing market will tend to slow the pace of growth. In this environment, inflation is likely to remain below-average for quite some time. On the positive side, U.S. corporations are emerging in good shape as they avoided taking on excessive debt in the latter half of the last decade. In addition, the lower dollar has helped U.S.-based exporters. Credit markets are functioning smoothly and interest rates are up from the extraordinarily low levels of early 2010, though they remain quite low by historical standards.

In 2011, barring another debt crisis, we do not expect to see additional easing by the Fed. Once the current round of Treasury purchases has been completed, we expect the Fed to move to the sidelines. With low inflation, excess slack in the economy, and a high unemployment rate, we do not expect the Fed to hike the federal funds rate. The Fed may start draining excess reserves from the system later in the year, if all goes well. Risks to growth remain, however, as economies in developed countries struggle to control and reduce government and household debt levels.

www.calvert.com CALVERT TAX-FREE RESERVES FUND ANNUAL REPORT 12

Please visit www.calvert.com for the latest market commentary from Calvert investment professionals, including views on the municipal bond market.

January 2011

1 A basis point is 0.01 percentage points.

2 Bureau of Labor Statistics. The 2010 figure is the November year-over-year change in the core CPI.

3 Based on the consensus estimate from the Wall Street Journal survey of forecasters as of early January.

www.calvert.com CALVERT TAX-FREE RESERVES FUND ANNUAL REPORT 13

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The Money Market Portfolio charges a monthly low balance account fee of $3 to those shareholders whose account balance is less than $2,000. If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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			EXPENSES PAID
	BEGINNING	ENDING	DURING PERIOD*
MONEY MARKET	ACCOUNT VALUE	ACCOUNTVALUE	7/1/10 -
CLASS O	7/1/10	12/31/10	12/31/10

Actual	$1,000.00	$1,000.05	$1.85

Hypothetical	$1,000.00	$1,023.35	$1.88
(5% return per
year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 0.37%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

			EXPENSES PAID
	BEGINNING	ENDING	DURING PERIOD*
	ACCOUNT VALUE	ACCOUNTVALUE	7/1/10 -
TAX-FREE BOND	7/1/10	12/31/10	12/31/10

Actual	$1,000.00	$982.60	$4.48

Hypothetical	$1,000.00	$1,020.69	$4.56
(5% return per
year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

www.calvert.com CALVERT TAX-FREE RESERVES FUND ANNUAL REPORT 15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Calvert Tax-Free Reserves:

We have audited the accompanying statements of net assets of the Calvert Tax-Free Reserves Money Market and Tax-Free Bond Portfolios (collectively, the Portfolios), each a series of Calvert Tax-Free Reserves, as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirma-tion of securities owned as of December 31, 2010, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Tax-Free Reserves Money Market and Tax-Free Bond Portfolios as of December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

www.calvert.com CALVERT TAX-FREE RESERVES FUND ANNUAL REPORT 16

Money Market Portfolio
Statement of Net Assets
December 31, 2010

	PrIncipal
MUNICIPAL OBLIGATIONS - 97.1%	Amount	value
Alabama - 1.7%
Birmingham Alabama Industrial Development Board Revenue
VRDN, 0.59%, 5/1/29,
LOC: Renasant Bank, C/LOC: FHLB (r)	$485,000	$485,000
Colbert County Alabama Industrial Development Board
Revenue VRDN, 0.44%, 10/1/11,
LOC: Wells Fargo Bank (r)	400,000	400,000
Mobile County Alabama IDA Revenue VRDN, 0.44%,
4/1/20, LOC: Wells Fargo Bank (r)	2,145,000	2,145,000
Tuscaloosa County Alabama IDA Gulf Opportunity Zone
Revenue VRDN, 0.39%, 3/1/27,
LOC: JPMorgan Chase Bank (r)	5,700,000	5,700,000
		8,730,000

Alaska - 2.2%
Alaska State Industrial Development & Export Authority
Revenue VRDN, 0.34%, 4/1/34, LOC: Union Bank (r)	11,625,000	11,625,000

Arizona - 2.8%
Arizona State Health Facilities Authority Revenue VRDN:
0.31%, 3/1/33, LOC: Bank of America (r)	4,200,000	4,200,000
0.80%, 12/1/37, LOC: Sovereign Bank,
C/LOC: Banco Santander (r)	4,900,000	4,900,000
Pinal County Arizona IDA and Solid Waste Disposal Revenue
VRDN, 0.54%, 8/1/22, LOC: Farm Credit Services,
C/LOC: CoBank (r)	3,700,000	3,700,000
Tucson Arizona IDA Revenue VRDN, 0.33%, 1/15/32,
LOC: Fannie Mae (r)	2,115,000	2,115,000
		14,915,000

California - 2.5%
California State Pollution Control Financing Authority
Revenue VRDN, 0.42%, 3/1/16, LOC: Comerica Bank (r).	1,105,000	1,105,000
California Statewide Communities Development Authority
Special Tax Revenue VRDN, 0.32%, 5/1/22,
LOC: Bank of the West, C/LOC: CALSTRs (r)	1,400,000	1,400,000
San Jose California Financing Authority Lease Revenue
VRDN, 0.32%, 6/1/39, LOC: Union Bank (r)	5,000,000	5,000,000
Victorville California MFH Revenue VRDN, 0.78%, 12/1/15,
LOC: Citibank (r)	5,915,000	5,915,000
		13,420,000

www.calvert.com CALVERT TAX-FREE RESERVES FUND ANNUAL REPORT 17

	PrIncipal
MUNICIPAL OBLIGATIONS - cont'd	Amount	value
Colorado - 1.9%
Aurora Centretech Colorado Metropolitan District GO
VRDN, 0.35%, 12/1/28, LOC: U.S. Bank (r)	$3,065,000	$3,065,000
Colorado State HFA Revenue VRDN, 0.33%, 10/15/16,
LOC: Fannie Mae (r)	1,000,000	1,000,000
Englewood Colorado MFH Revenue VRDN, 0.42%,
12/1/26, LOC: Freddie Mac (r)	260,000	260,000
Meridian Ranch Colorado Metropolitan District GO VRDN,
0.35%, 12/1/38, LOC: U.S. Bank (r)	2,135,000	2,135,000
Westminster Colorado Economic Development Authority
Revenue Tax Increment VRDN, 0.40%, 12/1/28,
LOC: U.S. Bank (r)	3,600,000	3,600,000
		10,060,000

Connecticut - 3.2%
Connecticut State Development Authority Revenue
VRDN, 0.30%, 7/1/15, LOC: HSBC USA, Inc. (r)	1,020,000	1,020,000
Connecticut State GO Bonds:
2.00%, 5/19/11	4,000,000	4,023,367
4.32%, 11/15/16 (prerefunded 11/15/11 @ 100)	5,000,000	5,210,381
Connecticut State Health & Educational Facility Authority
Revenue VRDN, 0.70%, 7/1/38, LOC: Sovereign Bank,
C/LOC: Banco Santander (r)	4,710,000	4,710,000
Connecticut State Housing Finance Authority Revenue
VRDN, 0.30%, 7/1/32, LOC: HSBC USA, Inc. (r)	2,220,000	2,220,000
		17,183,748

District of Columbia - 4.4%
District of Columbia GO VRDN, 0.34%, 6/1/27,
LOC: TD Bank (r)	5,895,000	5,895,000
District of Columbia Housing Finance Agency MFH
Revenue VRDN, 0.32%, 11/1/38, LOC: Freddie Mac (r)	2,280,000	2,280,000
District of Columbia Revenue VRDN:
0.54%, 9/1/23, LOC: Bank of America (r)	2,585,000	2,585,000
0.32%, 4/1/38, LOC: PNC Bank (r)	2,000,000	2,000,000
Metropolitan Washington DC Airport Authority System
Commerical Paper, 0.41%, 1/4/11,
LOC: Landesbank Baden-Württemberg	10,500,000	10,500,000
		23,260,000

Florida - 2.9%
Collier County Florida Educational Facilities Authority Revenue
VRDN, 0.34%, 10/1/36, LOC: Comerica Bank (r)	3,735,000	3,735,000
Lee Memorial Health System Florida Revenue VRDN,
0.32%, 4/1/33, LOC: Northern Trust Co. (r)	1,980,000	1,980,000
Palm Beach County Florida Revenue VRDN, 0.57%,
1/1/34, LOC: TD Bank (r)	750,000	750,000
Sarasota County Florida Revenue VRDN, 0.34%, 6/1/36,
LOC: Bank of Scotland (r)	2,655,000	2,655,000

www.calvert.com CALVERT TAX-FREE RESERVES FUND ANNUAL REPORT 18

	PrIncipal
MUNICIPAL OBLIGATIONS - cont'd	Amount	value
Florida - Cont’d
Sunshine State Florida Governmental Financing Commission
Revenue VRDN, 0.40%, 7/1/16,
LOC: Dexia Credit Local (r)	$6,250,000	$6,250,000
		15,370,000

Georgia - 0.8%
Athens-Clarke County Georgia Unified Government
Development Authority Revenue VRDN, 0.75%,
9/1/31, LOC: SunTrust Bank (r)	2,500,000	2,500,000
Columbus Georgia Downtown Development Authority
Revenue VRDN, 0.30%, 8/1/15, LOC: Columbus
Bank & Trust, C/LOC: FHLB (r)	1,955,000	1,955,000
		4,455,000

Hawaii - 0.7%
Hawaii State Department of Budget & Finance Revenue
VRDN, 0.41%, 12/1/21, LOC: Union Bank (r)	3,630,500	3,630,500

Idaho- 1.0%
Idaho State Tax Anticipation Notes, 2.00%, 6/30/11	5,500,000	5,542,945

Illinois - 6.1%
Greenville Illinois Revenue VRDN, 0.60%, 11/1/36, LOC:
PNC Bank (mandatory put, 11/1/11 @ 100) (r)	2,200,000	2,200,000
Illinois State Development Finance Authority Revenue
VRDN:
0.39%, 6/1/19, LOC: Northern Trust Co. (r)	4,665,000	4,665,000
0.39%, 4/1/35, LOC: Northern Trust Co. (r)	5,000,000	5,000,000
Illinois State Finance Authority Revenue VRDN:
0.31%, 2/15/33, LOC: Northern Trust Co. (r)	7,200,000	7,200,000
0.40%, 9/1/38, LOC: Comerica Bank (r)	9,125,000	9,125,000
Springfield Illinois Community Improvement Revenue
VRDN, 0.35%, 9/1/17, LOC: Harris National (r)	4,400,000	4,400,000
		32,590,000

Indiana - 3.9%
Goshen Indiana Economic Development Revenue VRDN,
0.33%, 10/1/42, LOC: JPMorgan Chase Bank (r)	8,470,000	8,470,000
Indiana State Development Finance Authority Revenue
VRDN, 0.83%, 7/1/18, LOC: JPMorgan
Chase Bank (r)	400,000	400,000
Jasper County Indiana Industrial Economic Recovery
Revenue VRDN, 0.51%, 2/1/22, LOC: Farm Credit
Services, C/LOC: Rabobank (r)	5,275,000	5,275,000
Spencer County Indiana Industrial Pollution Control Revenue
VRDN, 0.59%, 11/1/18, LOC: Mizuho Corp. Bank Ltd. (r)	2,180,000	2,180,000

www.calvert.com CALVERT TAX-FREE RESERVES FUND ANNUAL REPORT 19

	PrIncipal
MUNICIPAL OBLIGATIONS - cont'd	Amount	value
Indiana - Cont’d
Terre Haute Indiana International Airport Authority Revenue
VRDN, 0.41%, 2/1/21, LOC: Old National Bank,
C/LOC: Northern Trust Co. (r)	$1,715,000	$1,715,000
Vigo County Indiana Industrial Economic Development
Revenue VRDN, 0.55%, 5/1/16, LOC: Wells Fargo Bank (r)	2,800,000	2,800,000
		20,840,000

Iowa- 1.7%
Hills City Iowa Health Facilities Revenue VRDN, 0.33%,
8/10/35, LOC: U.S. Bank (r)	5,420,000	5,420,000
Iowa State Finance Authority Revenue VRDN, 0.49%,
7/1/18, LOC: Citizen Business Bank,
C/LOC: Wells Fargo Bank (r)	3,650,000	3,650,000
		9,070,000

Kansas - 0.9%
Wichita Kansas GO Notes, 0.45%, 9/15/11	5,000,000	5,001,002

Kentucky - 0.5%
Winchester Kentucky Industrial Building Revenue
VRDN, 0.58%, 10/1/18, LOC: Wells Fargo Bank (r)	2,400,000	2,400,000

Louisiana - 1.2%
Louisiana State GO Revenue VRDN, 0.30%, 7/15/26,
LOC: BNP Paribas (r)	6,200,000	6,200,000

Maryland - 4.3%
Maryland State Health & Higher Educational Facilities
Authority Revenue VRDN:
0.31%, 1/1/21, LOC: M&T Trust Co. (r)	7,905,000	7,905,000
0.40%, 7/1/34, LOC: Bank of America (r)	600,000	600,000
Maryland State Transportation Authority Revenue
VRDN, 0.31%, 7/1/13, LOC: State Street Bank (r)	10,150,000	10,150,000
Montgomery County Maryland Housing Opportunities
Commission Revenue VRDN, 0.29%, 12/1/30,
LOC: Fannie Mae (r)	4,100,000	4,100,000
		22,755,000

Massachusetts - 2.6%
Commonwealth of Massachusetts GO Bonds, 5.375%,
12/1/19 (prerefunded 12/01/11 @ 100)	5,000,000	5,242,391
Massachusetts State Development Finance Agency
Revenue VRDN:
0.33%, 6/1/23, LOC: RBS Citizens, C/LOC: FHLB (r)	4,700,000	4,700,000
0.42%, 9/1/35, LOC: TD Bank (r)	3,975,000	3,975,000
		13,917,391

www.calvert.com CALVERT TAX-FREE RESERVES FUND ANNUAL REPORT 20

	Principal
MUNICIPAL OBLIGATIONS - cont'd	Amount	value
Michigan - 1.5%
Michigan State Hospital Finance Authority Revenue
VRDN, 0.34%, 3/1/30, LOC: Comerica Bank (r)	$6,200,000	$6,200,000
Michigan State Strategic Fund LO Revenue VRDN, 0.33%,
3/1/36, LOC: Deutsche Bank (r)	2,000,000	2,000,000
		8,200,000

Minnesota - 0.1%
Richfield Minnesota MFH Revenue VRDN, 0.33%,
3/1/34, LOC: Freddie Mac (r)	610,000	610,000

Mississippi - 3.1%
Mississippi State Business Finance Corp. Revenue VRDN:
0.33%, 3/1/17, LOC: PNC Bank (r)	5,540,000	5,540,000
0.36%, 12/1/39, LOC: Midland State Bank,
C/LOC: FHLB (r)	3,920,000	3,920,000
Prentiss County Mississippi Revenue VRDN, 0.80%,
10/1/17, LOC: Nordea Bank AB (r)	6,750,000	6,750,000
		16,210,000

Missouri - 3.3%
Carthage Missouri IDA Revenue VRDN, 0.58%, 9/1/30,
LOC: Wachovia Bank (r)	2,000,000	2,000,000
Kansas City Missouri IDA & MFH Revenue VRDN,
0.33%, 9/15/32, LOC: Fannie Mae (r)	3,105,000	3,105,000
Missouri State Health & Educational Facilities Authority
Revenue VRDN:
0.33%, 8/1/31, LOC: US Bank (r)	1,980,000	1,980,000
0.33%, 12/1/35, LOC: Commerce Bank (r)	10,200,000	10,200,000
		17,285,000

Nevada - 0.1%
Nevada State Housing Division Revenue VRDN, 0.32%,
4/15/39, LOC: Fannie Mae (r)	375,000	375,000

New Hampshire - 0.5%
New Hampshire State Health & Education Facilities Authority
Revenue VRDN, 0.34%, 10/1/23, LOC: Bank of America (r)	2,615,000	2,615,000

New Jersey - 2.6%
New Jersey State Economic Development Authority Revenue
VRDN, 0.43%, 11/1/40, LOC: Valley National Bank (r)	6,455,000	6,455,000
New Jersey State Health Care Facilities Financing Authority
Revenue VRDN, 0.34%, 7/1/33, LOC: Bank of America (r)	2,390,000	2,390,000
New Jersey State Turnpike Authority Revenue VRDN,
0.31%, 1/1/24, LOC: Bank of Nova Scotia (r)	4,800,000	4,800,000
		13,645,000

www.calvert.com CALVERT TAX-FREE RESERVES FUND ANNUAL REPORT 21

	Principal
MUNICIPAL OBLIGATIONS - cont'd	Amount	value
New York - 10.3%
Albany New York IDA Revenue VRDN, 0.39%, 6/1/34,
LOC: M&T Trust Co. (r)	$5,700,000	$5,700,000
Long Island New York Power Authority Revenue VRDN,
0.29%, 5/1/33, LOC: WestLB (r)	7,000,000	7,000,000
Monroe County New York IDA Revenue VRDN, 0.54%,
12/1/34, LOC: M&T Trust Co. (r)	1,385,000	1,385,000
New York City GO VRDN, 0.30%, 1/1/36, LOC: Dexia
Credit Local (r)	975,000	975,000
New York City IDA Revenue VRDN, 0.49%, 2/1/35,
LOC: M&T Trust Co. (r)	1,725,000	1,725,000
New York Metropolitan Transportation Authority Revenue
VRDN:
0.33%, 11/1/34, LOC: BNP Paribas (r)	3,455,000	3,455,000
0.33%, 11/1/35, LOC: BNP Paribas (r)	9,800,000	9,800,000
New York State Dormitory Authority Revenue VRDN,
0.28%, 7/1/38, LOC: TD Bank (r)	4,000,000	4,000,000
New York State Housing Finance Agency Revenue VRDN:
0.30%, 5/15/35, LOC: Fannie Mae (r)	3,100,000	3,100,000
0.30%, 5/15/37, LOC: Fannie Mae (r)	2,200,000	2,200,000
Oswego County New York IDA Civic Facilities Revenue
VRDN, 0.38%, 1/1/24, LOC: M&T Trust Co. (r)	3,825,000	3,825,000
Westchester County New York IDA Revenue
VRDN, 0.78%, 1/1/34, LOC: Sovereign Bank,
C/LOC: Banco Santander (r)	11,500,000	11,500,000
		54,665,000

Ohio- 1.5%
Allen County Ohio Hospital Facilities Revenue VRDN,
0.29%, 6/1/34, LOC: Bank of Nova Scotia (r)	2,500,000	2,500,000
Hamilton County Ohio Healthcare and Life Enriching
Community Revenue VRDN, 0.33%, 1/1/37,
LOC: PNC Bank (r)	5,345,000	5,345,000
		7,845,000

Oklahoma - 0.9%
Pittsburg County Oklahoma Economic Development Authority
Revenue VRDN, 0.39%, 10/1/21, LOC: PNC Bank (r)	5,000,000	5,000,000

Pennsylvania - 5.8%
Allegheny County Pennsylvania Hospital Development
Authority Revenue VRDN, 0.32%, 7/15/28,
LOC: Fannie Mae (r)	1,000,000	1,000,000
Allegheny County Pennsylvania IDA Revenue VRDN,
0.33%, 6/1/38, LOC: PNC Bank (r)	1,160,000	1,160,000
Beaver County Pennsylvania IDA Revenue VRDN, 0.30%,
4/1/41, LOC: Barclays Bank (r)	5,000,000	5,000,000
Butler County Pennsylvania IDA Revenue VRDN, 0.31%,
5/1/34, LOC: Bank of America (r)	2,360,000	2,360,000

www.calvert.com CALVERT TAX-FREE RESERVES FUND ANNUAL REPORT 22

	Principal
MUNICIPAL OBLIGATIONS - cont'd	Amount	value
Pennsylvania - Cont’d
Cumberland County Pennsylvania Municipal Authority
Revenue VRDN, 0.33%, 1/1/41, LOC: KBC Bank (r)	$6,350,000	$6,350,000
Haverford Township Pennsylvania School District GO
VRDN, 0.34%, 3/1/30, LOC: TD Bank (r)	2,000,000	2,000,000
Moon Pennsylvania IDA Revenue VRDN, 0.34%, 7/1/38,
LOC: Bank of Scotland (r)	9,045,000	9,045,000
Philadelphia Pennsylvania Tax & Revenue Anticipation
Notes, 2.00%, 6/30/11	4,000,000	4,025,467
		30,940,467

Rhode Island - 2.3%
Rhode Island State Health & Educational Building Corp.
Revenue VRDN:
0.42%, 12/1/31, LOC: RBS Citizens (r)	2,090,000	2,090,000
0.42%, 4/1/35, LOC: RBS Citizens (r)	10,000,000	10,000,000
		12,090,000

South Carolina - 2.2%
Dorchester County South Carolina IDA Revenue VRDN,
0.65%, 10/1/24, LOC: Unicredit Bank AG (r)	5,100,000	5,100,000
South Carolina State Jobs-Economic Development
Authority Health Facilities Revenue VRDN:
0.31%, 4/1/27, LOC: Wachovia Bank (r)	2,800,000	2,800,000
0.33%, 11/1/31, LOC: Wells Fargo Bank (r)	3,785,000	3,785,000
		11,685,000

Tennessee - 2.7%
Blount County Tennessee Public Building Authority Revenue
VRDN, 0.43%, 6/1/26, LOC: KBC Bank (r)	4,460,000	4,460,000
Loudon Tennessee Industrial Development Board Revenue
VRDN, 0.73%, 4/1/13, LOC: JPMorgan Chase Bank (r)	750,000	750,000
Metropolitan Nashville Tennessee Airport Authority Revenue
VRDN, 0.32%, 7/1/19, LOC: Societe Generale (r)	4,200,000	4,200,000
Sevier County Tennessee Public Building Authority Revenue
VRDN, 0.38%, 6/1/25, LOC: SmartBank,
C/LOC: FHLB (r)	5,030,000	5,030,000
		14,440,000

Texas - 2.8%
Garland Texas Independent School District GO
VRDN, 0.35%, 6/15/29, BPA: Bank of America,
GA: Texas Permanent School Fund (mandatory put,
2/10/11 @ 100) (r)	4,600,000	4,600,000
Texas State Tax & Revenue Anticipation Notes, 2.00%,
8/31/11	10,000,000	10,109,302
		14,709,302

www.calvert.com CALVERT TAX-FREE RESERVES FUND ANNUAL REPORT 23

	Principal
MUNICIPAL OBLIGATIONS - cont'd	Amount	value
Utah- 0.1%
Utah State Housing Corp. Single Family Revenue VRDN,
0.34%, 7/1/36, LOC: Fannie Mae & Freddie Mac (r)	$590,000	$590,000

Vermont - 1.4%
Vermont State Educational & Health Buildings Financing
Agency Revenue VRDN:
0.36%, 6/1/22, LOC: Chittenden Trust Company,
C/LOC: Wells Fargo Bank (r)	1,140,000	1,140,000
0.28%, 10/1/28, LOC: TD Bank (r)	935,000	935,000
0.33%, 1/1/33, LOC: TD Bank (r)	3,515,000	3,515,000
Vermont Student Assistance Corp. Educational Loans Revenue
VRDN, 0.38%, 12/15/40, LOC: Lloyds TSB Bank (r)	2,000,000	2,000,000
		7,590,000

Virginia - 3.4%
Alexandria Virginia IDA Revenue VRDN, 0.34%, 10/1/30,
LOC: Branch Bank & Trust (r)	11,910,000	11,910,000
Chesapeake Virginia Hospital Authority Revenue
VRDN, 0.32%, 7/1/31, LOC: SunTrust Bank,
C/LOC: FHLB (r)	6,300,000	6,300,000
		18,210,000

Wisconsin - 4.8%
Grafton Wisconsin IDA Revenue VRDN, 1.60%, 12/1/17,
LOC: U.S. Bank (r)	1,320,000	1,320,000
Wisconsin State GO Bonds:
5.25%, 5/1/17 (prerefunded 5/01/11 @ 100)	4,270,000	4,339,658
5.40%, 5/1/19 (prerefunded 5/01/11 @ 100)	6,990,000	7,106,901
Wisconsin State Health & Educational Facilities Authority
Revenue VRDN:
0.54%, 11/1/23, LOC: U.S. Bank (r)	2,655,000	2,655,000
0.35%, 12/1/32, LOC: JPMorgan Chase Bank (r)	4,560,000	4,560,000
Wisconsin State Tax Anticipation Notes, 2.00%, 6/15/11	5,500,000	5,537,340
		25,518,899

Wyoming - 2.4%
Gillette Wyoming Pollution Control Revenue VRDN, 0.32%,
1/1/18, LOC: Barclays Bank (r)	12,800,000	12,800,000

Total Municipal Obligations (Cost $515,989,254)		515,989,254

TOTAL INVESTMENTS (Cost $515,989,254) - 97.1%		515,989,254
Other assets and liabilities, net - 2.9%		15,474,786
Net Assets - 100%		$531,464,040

www.calvert.com CALVERT TAX-FREE RESERVES FUND ANNUAL REPORT 24

Net Assets consIst of:
Paid-in capital applicable to 531,585,351 Class O shares
of beneficial interest, unlimited number of no par
value shares authorized	$531,476,664
Undistributed net investment income	24,224
Accumulated net realized gain (loss) on investments	(36,848)

Net Assets	$531,464,040

Net Asset Value Per Share	$1.00

See notes to statements of net assets and notes to financial statements.

www.calvert.com CALVERT TAX-FREE RESERVES FUND ANNUAL REPORT 25

Tax-Free Bond Fund
Statement of Net Assets
December 31, 2010

	Principal
MUNCIPAL OBLIGATIONS - 98.9%	Amount	value
Alabama - 2.5%
Birmingham Alabama Water Works Board Revenue Bonds,
4.25%, 1/1/29	$1,000,000	$881,270
Mobile Alabama Industrial Development Board Pollution
Control Revenue Bonds, 4.75%, 6/1/34 (mandatory
put, 3/19/12 @ 100) (r)	2,000,000	2,081,760
Montgomery Alabama GO Bonds, 5.00%, 2/1/25	2,000,000	2,110,440
		5,073,470

California - 2.1%
Hawaiian Gardens California Public Finance Authority
Tax Allocation Bonds:
5.25%, 12/1/22	1,475,000	1,477,832
5.25%, 12/1/23	1,000,000	990,340
Long Beach California Unified School District GO Bonds,
Zero Coupon, 8/1/25	1,000,000	399,030
Rio Hondo Community College District GO Bonds,
5.00%, 8/1/30	1,500,000	1,468,770
		4,335,972

Colorado - 2.2%
Colorado State Health Facilities Authority Revenue Bonds:
5.25%, 11/15/35 (r)	2,710,000	2,625,719
5.00%, 7/1/39	2,000,000	1,838,100
		4,463,819

Connecticut - 1.7%
Connecticut State Health & Educational Facility
Authority Revenue Bonds:
5.00%, 7/1/35	1,015,000	1,029,271
4.85%, 7/1/37	1,360,000	1,371,465
5.05%, 7/1/42	1,000,000	1,019,410
		3,420,146

District of Columbia - 1.6%
Metropolitan Washington DC Airport Authority System
Revenue Bonds, 5.00%, 10/1/25	3,250,000	3,236,318

Florida - 9.8%
Highlands County Florida Health Facilities Authority
Revenue Bonds:
5.125%, 11/15/32 (r)	4,060,000	3,813,396
5.625%, 11/15/37	1,080,000	1,067,386

www.calvert.com CALVERT TAX-FREE RESERVES FUND ANNUAL REPORT 26

	Principal
MUNICIPAL OBLIGATIONS - cont'd	Amount	value
Florida - Cont’d
Jacksonville Florida Health Facilities Authority Revenue
Bonds, 5.00%, 8/15/27	$2,000,000	$1,906,500
Miami-Dade County Florida Aviation Revenue Bonds,
5.00%, 10/1/41	2,500,000	2,354,150
Miami-Dade County Florida GO Bonds, 7.75%, 10/1/18	2,000,000	2,645,120
Miami-Dade County Florida IDA Revenue Bonds,
8.00%, 6/1/22	830,000	780,407
Miami-Dade County Florida Professional Sports Franchise
Facilities Tax Revenue Bonds, 5.25%, 10/1/30
(escrowed to maturity)	2,675,000	2,946,646
Miami-Dade County Florida School Board COPs,
5.00%, 8/1/20	1,000,000	1,024,010
University Athletic Association, Inc. Athletic Program
Revenue Bonds:
3.75%, 10/1/27 (mandatory put, 10/1/11 @ 100) (r)	1,265,000	1,289,427
3.80%, 10/1/31 (mandatory put, 10/1/11 @ 100) (r)	2,000,000	2,039,360
		19,866,402

Georgia - 2.0%
Columbus Georgia Downtown IDA Revenue Bonds, 5.61%,
7/1/29 (j) (r)*	3,900,000	1,359,189
Georgia State GO Bonds:
5.00%, 1/1/27	1,150,000	1,219,989
4.50%, 1/1/29	1,500,000	1,508,010
		4,087,188

Guam - 1.2%
Guam Electric Power Authority Revenue Bonds, 5.25%,
10/1/12	1,000,000	1,000,040
Guam Government Highway & Transportation Authority
Revenue LO Bonds, 4.50%, 5/1/12	1,500,000	1,515,330
		2,515,370

Hawaii - 1.5%
Honolulu City and County Hawaii GO Bonds,
Series A, 5.00%, 7/1/26	1,000,000	1,029,980
Series B, 5.00%, 12/1/34	2,000,000	2,006,120
		3,036,100

Illinois - 0.9%
Illinois State Metropolitan Pier and Exposition Authority
Dedicated State Tax Revenue Bonds, 5.75%, 6/15/41	500,000	501,570
Lake County Illinois Community High School District
GO Bonds, 7.375%, 2/1/20	1,000,000	1,297,440
		1,799,010

www.calvert.com CALVERT TAX-FREE RESERVES FUND ANNUAL REPORT 27

	Principal
MUNICIPAL OBLIGATIONS - cont'd	Amount	value
Iowa - 0.5%
Iowa State SO Revenue Bonds, 5.00%, 6/15/27	$1,000,000	$1,027,280

Kansas - 1.0%
Kansas Development Finance Authority Hospital Revenue Bonds:
5.50%, 11/15/29	1,000,000	1,036,860
5.75%, 11/15/38	1,000,000	1,049,490
		2,086,350

Louisiana - 0.7%
Louisiana State Public Facilities Authority Revenue Bonds,
5.25%, 11/1/17	1,340,000	1,433,760

Maryland - 0.9%
Cecil County Maryland Health Department COPs:
Series A, 3.907%, 7/1/14 (r)	189,000	173,339
Series B, 3.907%, 7/1/14 (r)	514,000	471,410
Maryland State Economic Development Corp. Revenue Bonds:
Series B, 6.00%, 7/1/48 (k)*	245,000	121,062
Series C, Zero Coupon, 7/1/48 (k)	337,865	10,335
Maryland State Health & Higher Educational Facilities
Authority Revenue VRDN, 0.41%, 7/1/34 (r)	1,000,000	1,000,000
		1,776,146

Massachusetts - 3.3%
Boston Massachusetts Water & Sewer Commission Revenue
Bonds, 5.00%, 11/1/30	1,000,000	1,040,490
Massachusetts State Bay Transportation Authority Revenue
Bonds, 5.00%, 7/1/27	1,510,000	1,590,045
Massachusetts State Health & Educational Facilities Authority
Revenue Bonds:
5.00%, 7/15/35	1,000,000	1,001,660
5.00%, 7/15/36	3,040,000	3,054,622
		6,686,817

Michigan - 0.9%
Ann Arbor Michigan School District GO Bonds, 4.75%,
5/1/29	1,000,000	943,770
Michigan State Hospital Finance Authority Revenue VRDN,
0.34%, 3/1/30 (r)	800,000	800,000
		1,743,770

Minnesota - 0.5%
St. Paul Minnesota Port Authority Revenue Bonds, 3.25%,
2/1/28 (mandatory put, 2/1/11 @ 100) (r)	1,000,000	1,002,000

Mississippi - 0.5%
Mississippi State Development Bank SO Revenue Bonds,
5.00%, 1/1/18	1,000,000	1,044,520

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	Principal
munIcIPal oblIgatIons - cont’D	Amount	value
Nevada - 0.6%
Clark County Nevada GO Bonds, 5.00%, 6/1/30	$1,305,000	$1,296,935

New Jersey - 3.3%
Essex County New Jersey Improvement Authority Revenue
Bonds, 5.25%, 12/15/21	3,280,000	3,599,210
New Jersey State Transportation Trust Fund Authority
Revenue Bonds, 5.25%, 12/15/23	1,830,000	1,916,467
Ocean County New Jersey Utilities Authority Wastewater
Revenue Bonds, 5.25%, 1/1/26	1,000,000	1,094,930
		6,610,607

New Mexico - 2.4%
Albuquerque Bernalillo County Water Utility Authority
Revenue Bonds, 5.00%, 7/1/26	1,015,000	1,064,116
New Mexico State Hospital Equipment Loan Council
Revenue Bonds, 5.125%, 8/1/35	4,010,000	3,871,294
		4,935,410

New York - 1.2%
New York State Dormitory Authority Revenue Bonds,
5.00%, 3/15/37	1,430,000	1,425,753
New York State Local Government Assistance Corp.
Revenue Bonds, 6.00%, 4/1/14	980,000	1,072,610
		2,498,363

North Carolina - 3.4%
Columbus County North Carolina Industrial Facilities
& Pollution Control Financing Authority Revenue
Bonds, 5.70%, 5/1/34	1,000,000	988,470
North Carolina State Medical Care Commission Revenue
Bonds, 5.00%, 6/1/42	3,700,000	3,558,216
Wake County North Carolina GO Bonds:
5.00%, 3/1/23 (prerefunded 3/01/19 @ 100)	375,000	435,109
5.00%, 3/1/23	1,625,000	1,788,524
		6,770,319

North Dakota - 1.2%
Three Affiliated Tribes of the Fort Berthold Reservation
Revenue Bonds, 7.128%, 11/1/19 (r)	3,070,000	2,483,476

Ohio - 3.6%
Kent State University Revenue Bonds, 5.00%, 5/1/21	2,565,000	2,788,694
Montgomery County Ohio Revenue Bonds, 5.00%, 5/1/39	2,500,000	2,444,250
Ohio State University GR Revenue Bonds, 5.00%, 12/1/29	2,000,000	2,051,780
		7,284,724

Oregon - 1.1%
Oregon State GO Bonds, 5.00%, 8/1/25	1,985,000	2,133,478

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	Principal
MUNICIPAL OBLIGATIONS - cont'd	Amount	value
Pennsylvania - 2.3%
Mount Lebanon Pennsylvania School District GO Bonds,
5.00%, 2/15/27	$3,370,000	$3,474,167
South Wayne County Pennsylvania Water and Sewer
Authority Revenue Bonds:
5.95%, 10/15/11 (escrowed to maturity)	730,000	757,703
5.95%, 10/15/12 (escrowed to maturity)	285,000	307,427
		4,539,297

Puerto Rico - 3.0%
Puerto Rico Commonwealth GO Bonds, 6.50%, 7/1/14	1,000,000	1,107,260
Puerto Rico Commonwealth Highway & Transportation
Authority Revenue Bonds:
5.25%, 7/1/38 (prerefunded 7/01/12 @ 100)	1,000,000	1,066,530
5.00%, 7/1/40 (prerefunded 7/01/15 @ 100)	500,000	573,995
Puerto Rico Highway & Transportation Authority Revenue
Bonds, 5.50%, 7/1/29	2,000,000	2,051,560
Puerto Rico Public Finance Corp. Revenue Bonds, 5.50%,
8/1/27 (escrowed to maturity)	1,000,000	1,161,960
		5,961,305

Rhode Island - 0.2%
Rhode Island Port Authority and Economic Development
Corp. Airport Revenue Bonds, 7.00%, 7/1/14	355,000	376,822

South Carolina - 2.5%
Charleston South Carolina Water Works and Sewer
Revenue Bonds, 5.00%, 1/1/41	1,000,000	1,018,120
Columbia South Carolina Waterworks & Sewer
System Revenue Bonds:
5.00%, 2/1/28	3,000,000	3,016,350
5.00%, 2/1/30	1,000,000	1,024,160
		5,058,630

Tennessee - 1.7%
Memphis Tennesee GO Bonds:
5.00%, 7/1/23	1,000,000	1,092,030
5.00%, 4/1/25 (prerefunded 4/01/19 @ 100)	2,000,000	2,315,340
		3,407,370

Texas - 12.7%
Bexar County Texas GO Bonds, 5.00%, 6/15/35	3,000,000	3,051,660
Dallas Texas Area Rapid Transit Revenue Bonds, 5.00%,
12/1/28	1,475,000	1,514,707
Hidalgo County Texas Drain District No 1 Bonds, 5.00%,
9/1/25	3,010,000	3,132,236
Houston Texas GO Bonds, 5.00%, 3/1/21	1,160,000	1,241,687
Houston Texas Water and Sewer System Revenue Bonds, 5.50%,
12/1/29 (escrowed to maturity)	2,505,000	2,858,681

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	Principal
MUNICIPAL OBLIGATIONS - cont'd	Amount	value
Texas - Cont’d
Longview Texas Independent School District GO Bonds,
Zero Coupon, 2/15/18	$500,000	$397,560
Manor Texas Independent School District GO Bonds,
4.50%, 8/1/24	1,000,000	1,013,270
Mission Economic Development Corp. Revenue Bonds,
6.00%, 8/1/20 (mandatory put, 8/1/13 @ 100) (r)	2,000,000	2,120,680
North East Texas Independent School District GO Bonds:
5.25%, 2/1/26	1,000,000	1,105,770
5.25%, 2/1/35	3,345,000	3,548,510
Tarrant County Texas Regional Water District Revenue
Bonds, 5.00%, 3/1/26	2,500,000	2,598,350
Texas State GO Bonds, 5.00%, 4/1/22	1,000,000	1,060,940
Texas State Transportation Commission Revenue Bonds,
4.375%, 4/1/25	2,000,000	2,008,740
		25,652,791

Vermont - 9.5%
Burlington Vermont Electric Revenue Bonds, 5.375%, 7/1/12.	1,405,000	1,494,330
Rutland County Vermont Solid Waste District
Revenue Bonds:
6.80%, 11/1/11	100,000	104,047
6.85%, 11/1/12	100,000	108,261
University of Vermont and State Agriculture College
Revenue Bonds:
5.00%, 10/1/19	1,000,000	1,080,810
5.00%, 10/1/23	1,000,000	1,025,740
5.125%, 10/1/27 (prerefunded 10/01/12 @ 100)	1,000,000	1,076,820
Vermont State Educational & Health Buildings Financing
Agency Revenue Bonds:
5.00%, 12/1/12	1,000,000	1,040,830
5.00%, 10/1/23	1,000,000	1,001,840
5.00%, 11/1/32	1,810,000	1,807,484
5.50%, 1/1/33	1,100,000	985,193
5.00%, 10/31/46	1,000,000	984,840
Vermont State GO Bonds:
5.00%, 8/15/20	1,000,000	1,143,490
4.25%, 3/1/26	905,000	913,045
4.50%, 7/15/26	1,000,000	1,022,150
4.50%, 3/1/28	1,150,000	1,163,271
Vermont State Housing Finance Agency Revenue Bonds,
5.35%, 5/1/36	95,000	94,601
Vermont State Housing Finance Agency Single Family
Revenue Bonds:
4.00%, 11/1/12 (r)	480,000	492,778
5.25%, 11/1/20	145,000	145,068
5.55%, 11/1/21	410,000	410,226
4.90%, 11/1/22	625,000	627,806

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	Principal
MUNICIPAL OBLIGATIONS - cont'd	Amount	value
Vermont - Cont’d
Vermont State Municipal Bond Bank Revenue Bonds, 5.00%,
12/1/17	$1,000,000	$1,110,270
Vermont State Public Power Supply Authority Revenue Bonds,
5.25%, 7/1/13	1,200,000	1,308,036
		19,140,936

Virgin Islands - 1.1%
Virgin Islands Public Finance Authority Revenue Bonds:
5.25%, 10/1/15	1,000,000	1,099,320
6.375%, 10/1/19	1,000,000	1,011,810
4.25%, 10/1/29	200,000	168,066
		2,279,196

Virginia - 3.6%
Chesterfield County Virginia IDA Pollution Control Revenue
Bonds:
Series A, 5.875%, 6/1/17 (r)	1,700,000	1,737,570
Series B, 5.875%, 6/1/17 (r)	750,000	766,575
Loudoun County Virginia Sanitation Authority Revenue
Bonds, 5.00%, 1/1/27	1,725,000	1,830,189
Louisa Virginia IDA Solid Waste & Sewage Disposal Revenue
Bonds, 2.50%, 3/1/31 (mandatory put, 3/1/13 @ 100) (r)	3,000,000	3,000,000
		7,334,335

Washington - 6.4%
Clark County Washington School District GO Bonds, 5.00%,
12/1/22	1,500,000	1,600,545
King County Washington Sewer Revenue Bonds:
5.00%, 1/1/39	2,000,000	1,988,060
5.00%, 1/1/50	3,000,000	2,876,070
Washington State GO Bonds:
5.00%, 2/1/23	1,000,000	1,081,800
5.00%, 1/1/28	3,090,000	3,176,304
Washington State Health Care Facilities Authority Revenue
Bonds, 4.875%, 10/1/30	2,310,000	2,217,831
		12,940,610

West Virginia - 1.1%
West Virginia State Economic Development Authority
Commonwealth Development Revenue Bonds,
6.68%, 4/1/25 (g)(r)*	24,320,000	2,310,400

Wisconsin - 1.3%
Wisconsin Health & Educational Facilities Authority Revenue
Bonds, 5.00%, 11/15/30	2,600,000	2,561,208

www.calvert.com CALVERT TAX-FREE RESERVES FUND ANNUAL REPORT 32

			Principal
MUNICIPAL OBLIGATIONS - cont'd			Amount	value
Other - 2.9%
Capital Trust Agency Housing Revenue Bonds, 5.95%,
1/15/39 (c)*			$14,452,566	$5,759,058

Total Municipal Obligations (Cost $234,239,648)				199,969,708

TOTAL INVESTMENTS (Cost $234,239,648) - 98.9%				199,969,708
Other assets and liabilities, net - 1.1%				2,123,311
net assets - 100%				$202,093,019

Net Assets consIst of:
Paid-in capital applicable to 13,388,062 Class A shares of
beneficial interest, unlimited number of no par shares authorized				$261,538,406
Undistributed net investment income (loss)				(1,151,124)
Accumulated net realized gain (loss) on investments				(24,274,248)
Net unrealized appreciation (depreciation) on investments				(34,020,015)

net assets				$202,093,019

net asset value Per share				$15.10

			Underlying	UnrealIzed
	# of	Expiration	Face Amount	Appreciation
futures	Contracts	Date	at Value	(DeprecIatIon)
Sold:
30 Year U.S. Treasury Bonds	50	3/11	$6,106,250	$249,925

See notes to statements of net assets and notes to financial statements.

www.calvert.com CALVERT TAX-FREE RESERVES FUND ANNUAL REPORT 33

NOTES TO STATEMENTS OF NET ASSETS

(c) Capital Trust Agency Housing Revenue Bonds in Tax-Free Bond are no longer accruing interest. This security was issued in July 2008 in exchange for the Series 2005 Capital Trust Agency Housing Revenue Bonds (“Series 2005 Bonds”). Accrued past due interest totaling $246,752 related to the Series 2005 Bonds was written off during the period.

(g) West Virginia State Economic Development Authority Commonwealth Development Revenue Bonds (Stonewall Jackson project) in Tax-Free Bond are currently in default for interest. Effective October 2006, this security is no longer accruing interest.

(j) Columbus Georgia Downtown IDA Revenue Bonds (Ralston project) in Tax-Free Bond are currently in default for interest. Effective November 2006, this security is no longer accruing interest.

(k) Maryland State Economic Development Corp. Revenue Bonds Series B and C in Tax-Free Bond were issued in exchange for 500,000 par Maryland State Economic Development Corp. Revenue Bonds due October 1, 2019 that were previously held by the Fund. Series B is not accruing interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

* Non-income producing security.

Abbreviations:
COPs: Certificates of Participation
FHLB: Federal Home Loan Bank
GO: General Obligation
GR: General Receipt
HFA: Housing Finance Authority
IDA: Industrial Development Authority
LO: Limited Obligation
MFH: Multi-Family Housing
SO: Special Obligation
VRDN: Variable Rate Demand Notes

Explanation of Guarantees:
BPA: Bond Purchase Agreement
C/LOC: Confirming Letter of Credit
GA: Guaranty Agreement
LOC: Letter of Credit

See notes to financial statements.

www.calvert.com CALVERT TAX-FREE RESERVES FUND ANNUAL REPORT 34

STATEMENTS OF OPERATIONS
Year Ended December 31, 2010

	Money Market	Tax-Free
NET INVESTMENT INCOME	PortfolIo	Bond Fund
Investment Income:
Interest income	$2,104,674	$8,830,718

Expenses:
Investment advisory fee	1,394,540	1,353,422
Transfer agency fees and expenses	602,956	208,681
Distribution Plan expenses:
Class A	—	203,013
Trustees’ fees and expenses	22,834	9,201
Administrative fees:
Class O	1,487,902	—
Class A	—	80,000
Accounting fees	79,863	35,473
Custodian fees	126,612	31,483
Registration fees	27,717	26,594
Reports to shareholders	109,086	38,064
Professional fees	32,578	28,674
Miscellaneous	114,780	10,190
Total expenses	3,998,868	2,024,795
Reimbursement from Advisor:
Class O	(1,937,124)	—
Fees paid indirectly	(34,124)	(474)
Net expenses	2,027,620	2,024,321

net Investment Income	77,054	6,806,397

RealIzed and UnrealIzed GaIn (Loss)
Net realized gain (loss) on:
Investments	—	(5,952,294)
Futures	—	(1,031,237)
	—	(6,983,531)

Change in unrealized appreciation (depreciation) on:
Investments	—	165,799
Futures	—	266,190
	—	431,989

Net RealIzed and UnrealIzed GaIn (Loss)	—	(6,551,542)

Net Increase (Decrease) In net assets resultIng
from OperatIons	$77,054	$254,855

See notes to financial statements.

www.calvert.com CALVERT TAX-FREE RESERVES FUND ANNUAL REPORT 35

     Money Market Portfolio
Statements of Changes in Net Assets

	year ended	year ended
	December 31,	December 31,
Increase (Decrease) In Net Assets	2010	2009
Operations:
Net investment income	$77,054	$557,277
Net realized gain (loss)	—	3,634

Increase (Decrease) In Net Assets
ResultIng from OperatIons	77,054	560,911

Distributions to shareholders from:
Net investment income:
Class O shares	(55,343)	(540,765)
Institutional Class shares*	—	(14,001)
Total distributions	(55,343)	(554,766)

Capital share transactions:
Shares sold:
Class O shares	272,382,860	342,573,796
Institutional Class shares*	—	2,041,167
Reinvestment of distributions:
Class O shares	55,802	542,704
Institutional Class shares*	—	13,496
Shares redeemed:
Class O shares	(372,440,354)	(472,397,984)
Institutional Class shares*	—	(12,906,729)
Total capital share transactions	(100,001,692)	(140,133,550)

Total Increase (Decrease) In Net Assets	(99,979,981)	(140,127,405)

Net Assets
Beginning of year	631,444,021	771,571,426
End of year (including undistributed net investment
income of $24,224 and $2,513, respectively)	$531,464,040	$631,444,021

* Institutional Class ceased operations on June 16, 2009.

See notes to financial statements.

www.calvert.com CALVERT TAX-FREE RESERVES FUND ANNUAL REPORT 36

	year ended	year ended
	December 31,	December 31,
CAPITAL SHARE ACTIVITY	2010	2009
Shares sold:
Class O shares	272,382,860	342,571,428
Institutional Class shares*	—	2,039,911
Reinvestment of distributions:
Class O shares	55,802	542,704
Institutional Class shares*	—	13,496
Shares redeemed:
Class O shares	(372,440,354)	(472,397,984)
Institutional Class shares*	—	(12,906,729)
Total capital share activity	(100,001,692)	(140,137,174)

* Institutional Class ceased operations on June 16, 2009.

See notes to financial statements.

www.calvert.com CALVERT TAX-FREE RESERVES FUND ANNUAL REPORT 37

     Tax-Free Bond Fund
Statements of Changes in Net Assets

	year ended	year ended
	December 31,	December 31,
Increase (Decrease) In Net Assets	2010	2009
Operations:
Net investment income	$6,806,397	$4,146,961
Net realized gain (loss)	(6,983,531)	2,176,170
Change in unrealized appreciation (depreciation)	431,989	847,372

Increase (Decrease) In net assets
resultIng from oPeratIons	254,855	7,170,503

Distributions to shareholders from:
Net investment income	(7,038,680)	(4,140,213)
Net realized gain	(246,126)	(501,929)
Total distributions	(7,284,806)	(4,642,142)

Capital share transactions:
Shares sold	14,928,190	11,878,246
Reinvestment of distributions	5,795,294	3,703,889
Shares issued from merger (See Note F)	—	200,306,008
Redemption fees	626	105
Shares redeemed	(45,609,861)	(33,777,040)
Total capital share transactions	(24,885,751)	182,111,208

total Increase (Decrease) In net assets	(31,915,702)	184,639,569

net assets
Beginning of year	234,008,721	49,369,152
End of year (including distributions in excess of net
investment income of $1,151,124 and $917,053,
respectively)	$202,093,019	$234,008,721

caPItal share actIvIty
Shares sold	949,327	13,566,202
Reinvestment of distributions	370,234	237,428
Shares issued from merger (See Note F)	—	12,805,896
Shares redeemed	(2,913,999)	(2,156,609)
Total capital share activity	(1,594,438)	24,452,917

See notes to financial statements.

www.calvert.com CALVERT TAX-FREE RESERVES FUND ANNUAL REPORT 38

NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert Tax-Free Reserves (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is comprised of two separate portfolios: Money Market and Tax-Free Bond (formerly known as Long-Term). Money Market is registered as a diversi-fied portfolio and Tax-Free Bond as a non-diversified portfolio. The operations of each Portfolio are accounted for separately. Each Portfolio offers shares of beneficial interest. Money Market Class O shares are sold without a sales charge. Institutional Class shares ceased operations on June 16, 2009; they were sold without a sales charge, required a minimum account balance of $1,000,000, and had a lower expense ratio than Class O shares. The $1 million minimum initial investment could be waived for certain institutional accounts, where it was believed to be in the best interest of the Fund and its shareholders. Class A shares of Tax-Free Bond are sold with a maximum front-end sales charge of 3.75%.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolios use independent pricing services approved by the Board of Trustees to value their investments wherever possible. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. All securities for Money Market are valued at amortized cost which approximates market in accordance with Rule 2a-7 of the Investment Company Act of 1940. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2010, no securities were fair valued under the direction of the Board of Trustees.

www.calvert.com CALVERT TAX-FREE RESERVES FUND ANNUAL REPORT 39

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. For additional information on the Fund’s policy regarding valuation of investments, please refer to the Fund’s most recent prospectus.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

Money Market		valuatIon Inputs
Investments In securItIes	level 1	level 2	level 3	total
Municipal obligations	—	$515,989,254	—	$515,989,254
TOTAL	—	$515,989,254	—	$515,989,254

Tax-Free Bond		valuatIon Inputs
Investments In securItIes	level 1	level 2	level 3	total
Municipal obligations	—	$199,969,708	—	$199,969,708
TOTAL	—	$199,969,708	—	$199,969,708

Other financial instruments*	$249,925	—	—	$249,925

*Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

www.calvert.com CALVERT TAX-FREE RESERVES FUND ANNUAL REPORT 40

Repurchase Agreements: The Portfolios may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, hold underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Portfolios could experience a delay in recovering the value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: Tax-Free Bond may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the year, the Fund used U.S. Treasury futures contracts to hedge against interest rate changes and to manage overall duration of the Fund.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized gains and losses are allocated to separate classes of shares based upon the

www.calvert.com CALVERT TAX-FREE RESERVES FUND ANNUAL REPORT 41 relative net assets of each class. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures.

(See Notes to Statements of Net Assets on page 34.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly for Money Market; dividends from net investment income are declared and paid monthly for Tax-Free Bond. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has arrangements with its custodian banks whereby the custodians’ fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the banks. These credits are used to reduce the Fund’s expenses. Such deposit arrangements may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

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The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the Internal Revenue Service will agree with this opinion. In the event the Internal Revenue Service determines the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 requires reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Redemption Fee: Tax-Free Bond charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Portfolio. The redemption fee is paid to the Fund and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the “Advisor”) is wholly-owned by Calvert Group, Ltd. (“Calvert”), which is indirectly wholly-owned by UNIFI Mutual Holding Company (“UNIFI”). The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, based on the following annual rates of average daily net assets:

	fIrst	next	over
	$500 mIllIon	$500 mIllIon	$1 bIllIon
Money Market	.25%	.20%	.15%
Tax-Free Bond	.60%	.50%	.40%

Under terms of the agreement $111,846 and $105,283 was payable at year end for Money Market and Tax-Free Bond, respectively. In addition, $68,638 was receivable at year end from the Advisor for reimbursement of operating expenses and $28,024 was payable at year end for operating expenses paid by the Advisor during December 2010, for Money Market and Tax-Free Bond, respectively.

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The Advisor voluntarily reimbursed Money Market Class O shares for expenses of $1,937,124, to maintain a positive yield during the year ended December 31, 2010.

Calvert Administrative Services Company (“CASC”), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee. Class O of Money Market pays an annual rate of .26% based on the Portfolio’s average daily net assets. Tax-Free Bond pays monthly an annual fee of $80,000. Under terms of the agreement $117,797 and $6,667 was payable at year end for Money Market and Tax-Free Bond, respectively.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. The Distribution Plan adopted by Class A of Tax-Free Bond allows the Portfolio to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed an annual rate of average daily net assets of .35% on Tax-Free Bond. The amount actually paid by Tax-Free Bond, is an annualized fee, payable monthly of .09% of the Portfolio’s average daily net assets of Class A. Under terms of the agreement $15,792 was payable at year end for Tax-Free Bond.

The Distributor received $25,686 as its portion of commissions charged on sales of Tax-Free Bond during the year ended December 31, 2010.

Calvert Shareholder Services, Inc. (“CSSI”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received fees of $357,781 and $39,982 for the year ended December 31, 2010 for Money Market and Tax-Free Bond, respectively. Under terms of the agreement $27,802 and $3,328 was payable at year end for Money Market and Tax-Free Bond, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 ($32,000 prior to April 1, 2010) plus up to $2,000 ($1,500 prior to April 1, 2010) for each Board and Committee meeting attended. The Board Chair and Committee Chairs receive an additional $5,000 annual retainer. Trustee’s fees are allocated to each of the funds served.

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NOTE C — INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were:

		Tax-Free Bond
Purchases		$ 79,123,462
Sales		97,915,768

Capital Loss Carryforwards

Expiration Date	Money Market	Tax-Free Bond
31-Dec-11	—	($1,407,605)
31-Dec-12	—	(2,278,445)
31-Dec-13	—	(616,112)
31-Dec-14	—	(8,160,996)
31-Dec-15	—	(4,279,054)
31-Dec-16	($36,848)	(565,078)
31-Dec-18	—	(6,629,505)

Tax-Free Bond’s use of net capital loss carryforwards may be limited under certain tax provisions. Capital losses may be used to offset future taxable capital gains until expiration. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Tax-Free Bond Fund intends to elect to defer net capital losses of $86,292 incurred from November 1, 2010 through December 31, 2010 and treat them as arising in the calendar year ending December 31, 2011.

The tax character of dividends and distributions paid during the years ended December 31, 2010 and December 31, 2009 was as follows:

money market	2010	2009
Distributions from:
Tax-exempt income	$ 55,343	$554,649
Ordinary income	–––	117
Total	$ 55,343	$554,766

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Tax-Free BonD	2010	2009
Distributions from:
Tax-exempt income	$7,038,680	$4,139,702
Ordinary income	—	511
Long-term capital gain	246,126	501,929
Total	$7,284,806	$4,642,142

As of December 31, 2010, the tax basis components of unrealized appreciation/ (depreciation) and the federal tax costs were as follows:

	money market	tax-free bond
Unrealized appreciation	—	$ 2,804,111
Unrealized (depreciation)	—	(37,026,139)
Net unrealized appreciation/(depreciation)	—	($ 34,222,028)

Undistributed tax-exempt income	$ 24,224	$ 9,979
Capital loss carryforward	($ 36,848)	($ 23,936,795)
Federal income tax cost of investments	$515,989,254	$ 234,191,736

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. For Tax-Free Bond, these differences are due to market discounts, Section 1256 contracts, wash sales, interest defaults, and capital loss carryovers subject to limitations under Internal Revenue Code Section 382.

Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. For Tax-Free Bond, the primary permanent differences causing such reclassification are due to market discounts.

Tax-Free Bond
Undistributed net investment income	($ 1,788)
Accumulated net realized gain (loss)	1,788

The Portfolios may sell or purchase securities to and from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interport-folio transactions are primarily used for cash management purposes. Interport-

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folio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2010, such purchase and sales transactions were:

	money market	tax-free bond
Purchases	$304,265,000	$84,615,000
Sales	293,112,500	83,900,000

NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolios had no loans outstanding pursuant to this line of credit at December 31, 2010. For the year ended December 31, 2010, borrowings by the Portfolios under the agreement were as follows:

		WEIGHTED		MONTH OF
	AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
	DAILY	INTEREST	AMOUNT	AMOUNT
PortfolIo	BALANCE	RATE	BORROWED	BORROWED
Money Market	$69,166	1.52%	$8,971,968	August 2010
Tax-Free Bond	51,969	1.52%	1,965,262	April 2010

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

NOTE F - REORGANIZATION

On March 4, 2009, the Board of Trustees approved an Agreement and Plan of Reorganization (the “Plan”) which provides for the transfer of all the assets of the following portfolios for shares of the acquiring portfolio and the assumption of the liabilities of the portfolios. The merged portfolios were Calvert Tax-Free Reserves Limited-Term Portfolio (“Limited-Term”) and Calvert Tax-Free Reserves Vermont Municipal Portfolio (“Vermont”), each a series of Calvert Tax-Free Reserves, and Calvert National Municipal Intermediate Fund (“National”), a series of Calvert Municipal Fund, Inc. Shareholders of each merged Portfolio approved the Plan at a meeting on July 13, 2009 and the reorganization took place on July 31, 2009.

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The acquisition was accomplished by a tax-free exchange of the following shares:

Merged
PortfolIo	Shares	AcquIrIng Portfolio	Shares	Value
Limited-Term	11,765,268	Tax-Free Bond	7,018,539	$109,794,351
Vermont	2,804,411	Tax-Free Bond	2,790,066	$43,622,620
National	4,520,505	Tax-Free Bond	2,997,291	$46,889,037

For financial reporting purposes, assets received and shares issued by Tax-Free Bond were recorded at fair value; however, the cost basis of the investments received from Limited-Term, Vermont, and National were carried forward to align ongoing reporting of Tax-Free Bond’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

		Unrealized
Merged		ApprecIatIon	AcquIrIng
PortfolIo	Net Assets	(Depreciation)	Portfolio	Value
Limited-Term	$109,794,351	$(32,380,939)	Tax-Free Bond	$54,387,113
Vermont	$43,622,620	$860,250	Tax-Free Bond	$54,387,113
National	$46,889,037	$414,942	Tax-Free Bond	$54,387,113

Assuming the acquisition had been completed on January 1, 2009, Tax-Free Bond’s results of operations for the year ended December 31, 2009 would have been as follows:

Net investment income	$7,116,162	(a)
Net realized and change in unrealized gain (loss)
on investments	$2,678,843	(b)
Net increase (decrease) in assets from operations	$9,795,005

Because Tax-Free Bond, Limited-Term, Vermont, and National sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of Limited-Term, Vermont, and National that have been included in Tax-Free Bond’s Statement of Operations

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since July 31, 2009.

(a) $4,146,961, as reported, plus $1,088,678, $928,432, and $927,091 from Limited-Term, Vermont, and National pre-merger, respectively, plus $25,000 of pro-forma eliminated expenses.

(b) $3,023,542 as reported, plus $(3,987,195), $2,022,001, and $1,620,495 from Limited-Term, Vermont, and National, respectively, pre-merger.

NOTICE TO SHAREHOLDERS (UNAUDITED)

For the year ended December 31, 2010, in order to meet certain requirements of the Internal Revenue Code, we are advising you that Money Market and Tax Free Bond designate $55,343 and $7,038,680, respectively, of the dividends paid during the year or the maximum amount allowable but not less than the aforementioned amount as exempt interest dividends in accordance with Section 852(b)(5) of the Internal Revenue Code.

For the year ended December 31, 2010, in order to meet certain requirements of the Internal Revenue Code, we are advising you that Tax Free Bond designates $246,126 of the long term capital gain distributions paid during the year or the maximum amount allowable but not less than the aforementioned amount as capital gain dividend in accordance with Section 852(b)(3) (C) of the Internal Revenue Code.

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Money Market Portfolio
Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
class o shares	2010	2009	2008
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	.0001	.001	.018
Distributions from:
Net investment income	(.0001)	(.001)	(.018)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	.01%	.07%	1.83%
Ratios to average net assets: A
Net investment income	.01%	.08%	1.82%
Total expenses	.70%	.73%	.68%
Expenses before offsets	.36%	.64%	.68%
Net expenses	.35%	.63%	.67%
Net assets, ending (in thousands)	$531,464	$631,444	$760,722

		Years Ended
		December 31	December 31,
class o shares		2007	2006
Net asset value, beginning		$1.00	$1.00
Income from investment operations:
Net investment income		.030	.028
Distributions from:
Net investment income		(.030)	(.028)
Net asset value, ending		$1.00	$1.00

Total return*		3.06%	2.83%
Ratios to average net assets: A
Net investment income		3.00%	2.78%
Total expenses		.68%	.69%
Expenses before offsets		.68%	.69%
Net expenses		.66%	.67%
Net assets, ending (in thousands)		$901,876	$903,667

See notes to financial highlights.

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Money Market Portfolio
Financial Highlights

			Periods ended
	June 16,		December 31,	December 31,
InstItutIonal class	2009	(y)	2008	2007
Net asset value, beginning	$1.00		$1.00	$1.00
Income from investment operations:
Net investment income	.001		.021	.033
Distributions from:
Net investment income	(.001)		(.021)	(.033)
Net asset value, ending	$1.00		$1.00	$1.00

Total return*	.15%		2.09%	3.32%
Ratios to average net assets: A
Net investment income	.32	% (a)	2.06%	3.26%
Total expenses	.57	% (a)	.43%	.43%
Expenses before offsets	.57	% (a)	.43%	.43%
Net expenses	.57	% (a)	.42%	.41%
Net assets, ending (in thousands)	$0		$10,850	$15,806

			Years Ended
	December 31,		December 31,	December 31,
InstItutIonal class	2006		2005	2004
Net asset value, beginning	$1.00		$1.00	$1.00
Income from investment operations:
Net investment income	.030		.021	.009
Distributions from:
Net investment income	(.030)		(.021)	(.009)
Net asset value, ending	$1.00		$1.00	$1.00

Total return*	3.08%		2.09%	.90	% (x)
Ratios to average net assets: A
Net investment income	3.00%		2.09%	.87%
Total expenses	.43%		.38%	.38%
Expenses before offsets	.43%		.38%	.37%
Net expenses	.41%		.37%	.37%
Net assets, ending (in thousands)	$11,533		$41,330	$29,729

See notes to financial highlights.

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Tax-Free Bond Fund
Financial Highlights
		Years Ended
	December 31,	December 31,	December 31,
class A shares	2010	2009	2008
Net asset value, beginning	$15.62	$14.80	$16.24
Income from investment operations:
Net investment income	.47	.54	.62
Net realized and unrealized gain (loss).	(.48)	.85	(1.44)
Total from investment operations	(.01)	1.39	(.82)
Distributions from:
Net investment income	(.49)	(.54)	(.62)
Net realized gain	(.02)	(.03)	—
Total distributions	(.51)	(.57)	(.62)
Total increase (decrease) in net asset value	(.52)	.82	(1.44)
Net asset value, ending	$15.10	$15.62	$14.80

Total return*	(.13%)	9.50%	(5.18%)
Ratios to average net assets: A
Net investment income	3.02%	3.11%	3.93%
Total expenses	.90%	.92%	.93%
Expenses before offsets	.90%	.92%	.93%
Net expenses	.90%	.92%	.92%
Portfolio turnover	37%	101%	48%
Net assets, ending (in thousands)	$202,093	$234,009	$49,369

		Years Ended
		December 31,	December 31,
class a shares		2007	2006
Net asset value, beginning		$16.57	$16.54
Income from investment operations:
Net investment income		.62	.66
Net realized and unrealized gain (loss)		(.33)	.03
Total from investments		.29	.69
Distributions from:
Net investment income		(.62)	(.66)
Net realized gain		—	—
Total distributions		(.62)	(.66)
Total increase (decrease) in net asset value		(.33)	.03
Net asset value, ending		$16.24	$16.57

Total return*		1.80%	4.25%
Ratios to average net assets: A
Net investment income		3.79%	3.93%
Total expenses		.91%	.88%
Expenses before offsets		.91%	.82%
Net expenses		.90%	.80%#
Portfolio turnover		47%	60%
Net assets, ending (in thousands)		$53,381	$52,855

See notes to financial highlights.

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A	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(a)	Annualized.
(x)	On December 31, 2004, the Advisor voluntarily contributed $73,758 to Money Market’s Institutional Class shares to offset some embedded capital losses in the Fund’s NAV, which are not deductible for tax purposes. This transaction was deemed a “payment by affiliate.” This payment by affiliate is not available for distribution and therefore does not affect total return.
(y)	Institutional Class ceased operations on June 16, 2009.
*	Total return does not reflect deduction of Class A front-end sales charge and is not annualized for periods less than one year.
#	Net expenses would have been .86% absent the non-recurring fee waiver by the Fund’s third party service provider.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry clas-sification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

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STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities

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held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washing-ton, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 8, 2010, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between the Fund and the Advisor with respect to each Portfolio.

In evaluating the Investment Advisory Agreement with respect to each Portfolio, the Board considered on a portfolio-by-portfolio basis a variety of information relating to the Portfolios and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Portfolios by the Advisor and its affiliates. Such report included, among other

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data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolios, and a separate report prepared by an independent third party, which provided a statistical analysis comparing each Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement with respect to each Portfolio. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with respect to each Portfolio with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement with respect to each Portfolio, the Board considered on a portfolio-by-portfolio basis the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing each Portfolio’s advisory fee; comparative performance, fee and expense information for each Portfolio; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with each Portfolio; the effect of each Portfolio’s growth and size on the Portfolio’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided to the Portfolios by the Advisor under the Investment Advisory Agreements, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with management through Board of Trustees’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies for each Portfolio as well as its current level of staffing and overall resources. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for each Portfolio, were also considered. The Board concluded that it was satisfied with the nature, extent and quality of services provided to each Portfolio by the Advisor under the applicable Investment Advisory Agreement.

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In considering each Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about each Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement with respect to each Portfolio, including, among other information, a comparison of each Portfolio’s total return with its respective Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report, which indicated the following: Money Market Portfolio. For the one-year period ended June 30, 2010, the Portfolio’s performance was at the median of its peer group. For the three- and five-year periods ended June 30, 2010, the Portfolio’s performance was below the median of its peer group. The data also indicated that the Portfolio under-performed its Lipper index for the one-, three- and five-year periods ended June 30, 2010. The Board noted the relatively small difference in performance rankings among the portfolios in the Portfolio’s peer group, as well as the peer group in which the independent third party had placed the Portfolio. The Board also took into account management’s discussion of the Portfolio’s performance, including the impact of current market conditions on the Portfolio’s investment strategy. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory.

Tax-Free Bond Portfolio. For the one-, three- and five-year periods ended June 30, 2010, the Portfolio’s performance was below the median of its peer group. The data also indicated that the Portfolio underperformed its Lipper index for the same one-, three- and five-year periods. The Board took into account management’s discussion of the Portfolio’s performance and management’s continued monitoring of such performance. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Portfolio’s performance.

In considering the Portfolios’ fees and expenses, the Board compared each Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated the following: Money Market Portfolio. Among other findings, the data indicated that the Portfolio’s advisory fee (after taking into account expense reimbursements) was below the median of its peer group and that total expenses (net of expense reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses. The Board also took into account the Advisor’s decision to voluntarily reimburse a portion of the Fund’s expenses. Based upon its review, the Board concluded

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that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.

Tax-Free Bond Portfolio. Among other findings, the data indicated that the Portfolio’s advisory fee was above the median of its peer group and that total expenses were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses and the current size of the Portfolio. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of each advisory fee to the Portfolios’ Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to each Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with each Portfolio in terms of the total amount of annual advisory fees it received with respect to that Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with each Portfolio. With respect to the Money Market Portfolio, the Board also noted that the Advisor had voluntarily reimbursed expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with each Portfolio was reasonable.

The Board considered the effect of each Portfolio’s current size and potential growth on its performance and fees. The Board noted that each Portfolio’s advisory fee schedule contained breakpoints that would reduce the advisory fee rate on assets above certain specified asset levels as the Portfolio’s assets increased. The Board noted that the Tax-Free Bond Portfolio had not yet reached the specified asset level at which a breakpoint to its advisory fee would be triggered and that the Money Market Portfolio had reached such asset level and was currently realizing economies of scale in its advisory fee. The Board also noted that if a Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement with respect to each Portfolio, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different

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weight to various factors. The Board evaluated all information available to them on a portfolio-by-portfolio basis, and its determinations were made separately with respect to each Portfolio.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement with respect to each Portfolio, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of the Money Market Portfolio is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices and appropriate action is being taken with respect to the performance of the Tax-Free Bond Portfolio; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) each Portfolio’s advisory fee is reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the applicable Investment Advisory Agreement would be in the best interests of each Portfolio and its shareholders.

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TRUSTEE AND OFFICER INFORMATION TABLE

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

INDEPENDENT TRUSTEES
RICHARD L. BAIRD, JR. AGE: 62	Trustee	1976 (CTFR - 1980)	President and CEO of Adagio Health Inc in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	27	None
DOUGLAS E. FELDMAN, M.D. AGE: 62	Trustee	1982	Partner of The Feldman ENT Group in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	11	None
JOHN G. GUFFEY, JR. AGE: 62	Trustee	1976 (CTFR - 1980)	President of Aurora Press Inc., a privately held publisher of trade paperbacks.	27	• Ariel Funds (3) • Calvert Social Investment Foundation • Calvert Ventures, LLC

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

(Not   Applicable   to  Officers)

# of Calvert Portfolios Overseen

Other Directorships

M. CHARITO KRUVANT

AGE: 65	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	33	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting

Anthony A. Williams AGE:  59

	Trustee	2010	Executive Director of Global Government Practice at the Corporate Executive Board (since Jan. 2010); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009); Director of State and Municipal Practice at Arent Fox LLP (since 2009); Chief Executive Officer of Primum Public Realty Trust (2007-2008); Mayor of Washington D.C. (1999-2007).	12	• Freddie Mac • Meruelo Maddux Properties, Inc. • Weston Solutions, Inc. • Bipartisan Debt Reduction Task Force • Chesapeake Bay Foundation • Catholic University of America • Urban Institute

INTERESTED TRUSTEES

BARBARA J. KRUMSIEK AGE: 58

	Trustee & President	1997	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	49	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair)
D. Wayne Silby, Esq.

AGE: 62

	Trustee & Chair	1976 (CTFR - 1980)	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility.	27	• UNIFI Mutual Holding Company • Calvert Social Investment Foundation • Giving Assets, Inc. • Studio School Fund • Syntao.com China • The ICE Organization

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

OFFICERS

KAREN BECKER

AGE: 58	Chief Compliance Officer	2005	Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc.
SUSAN walker Bender, Esq. AGE: 52	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 37	Assistant Fund Controller	2009	Fund Administration Manager of Calvert Group Ltd.
THOMAS A. DAILEY AGE: 46	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
patrick faul AGE: 45	Vice President	2010

Vice President of Calvert Asset Management Company, Inc. since 2008, and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).

TRACI L. GOLDT AGE: 37	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 61	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 46	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd.

Name & Age

Position with Fund

Position Start Date

Principal Occupation During Last 5 Years

LANCELOT A. KING, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
edith lillie aGE: 54	Assistant Secretary	2007	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 48	Assistant Vice President & Assistant Secretary	2007	Assistant Vice President, Assistant Secretary, and Assistant Counsel Compliance of Calvert Group, Ltd.
JANE B. MAXWELL Esq. AGE: 58	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd.
ANDREW K. NIEBLER, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.
CATHERINE P. ROY AGE: 55	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc. and Chief Investment Officer – Fixed Income.
William M. Tartikoff, Esq. AGE: 63	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 43	Vice President	2008

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Ronald M. Wolfsheimer, CPA AGE: 58	Treasurer	1979 (CTFR - 1980)	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 49	Fund Controller	1999	Vice President of Calvert Administrative Services Company.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby’s address is 1715 18th Street, N.W., Washington, DC  20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s advisor and certain affiliates.  Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund’s advisor.

Additional information about the Fund’s Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

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To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account

Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue
Suite 1000
North Bethesda, Maryland 20814

Registered, Certified or Overnight Mail

Calvert Group
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site

www.calvert.com

Principal Underwriter

Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000
North Bethesda, Maryland 20814

CALVERT	CALVERT’S	Equity Funds
TAX-FREE	FAMILY OF FUNDS	Enhanced Equity Portfolio
RESERVES		Equity Portfolio
	Tax-Exempt Money	Large Cap Growth Fund
	Market Funds	Large Cap Value Fund
	CTFR Money Market Portfolio	Social Index Fund
Capital Accumulation Fund
	Taxable Money Market	International Equity Fund
	Funds	Small Cap Fund
	First Government Money	Global Alternative Energy
	Market Fund	Fund
	Money Market Portfolio	Global Water Fund
International Opportunities
	Municipal Funds	Fund
Tax-Free Bond Fund
Balanced and Asset
	Taxable Bond Funds	Allocation Funds
	Bond Portfolio	Balanced Portfolio
	Income Fund	Conservative Allocation Fund
	Short Duration Income Fund	Moderate Allocation Fund
	Long-Term Income Fund	Aggressive Allocation Fund
Ultra-Short Income Fund
Government Fund
Short-Term Government Fund
High-Yield Bond Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as “principal accounting officer”).

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder reports presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees/Directors has determined that M. Charito Kruvant, an “independent” Trustee/Director serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Services fees paid to auditing firm:

	Fiscal Year ended 12/31/10		Fiscal Year ended 12/31/09
	$	%*	$	%*

(a) Audit Fees	$34,870	0%	$32,450	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$5,995	0%	$5,686	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$40,865	0%	$38,136	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(e)  Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 12/31/10		Fiscal Year ended 12/31/09
$	%*	$	%*
$11,000	0%	$4,000	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(h) The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant’s independence and found that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

     There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)   A copy of the Registrant’s Code of Ethics.

            Attached hereto.

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

            Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT TAX-FREE RESERVES

By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek President -- Principal Executive Officer

Date:        March 1, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
    Barbara J. Krumsiek
    President -- Principal Executive Officer

Date: March 1, 2011

/s/ Ronald M. Wolfsheimer
     Ronald M. Wolfsheimer
    Treasurer -- Principal Financial Officer

Date: March 1, 2011